Dreyfus
Florida Intermediate Municipal Bond Fund
SEMIANNUAL REPORT June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                   Dreyfus Florida Intermediate
                                                            Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Florida Intermediate Municipal Bond Fund, covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you'll find valuable information about how the fund was managed during the period, including a discussion with the fund's portfolio manager, Stephen Kris.

The past six months have generally been rewarding for municipal bond investors. The U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending. These conditions have helped support the credit quality of many states and municipalities.

Tax-exempt fixed-income securities provided especially attractive results relative to taxable U.S. Treasury securities. While prices of U.S. Treasury securities declined significantly, a lack of new issuance relative to robust investor demand supported most municipal bond prices, which declined more modestly. As a result, the differences in valuations between taxable and tax-exempt bonds narrowed to more historically normal levels.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Florida Intermediate Municipal Bond Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 15, 1999

DISCUSSION OF FUND PERFORMANCE

Stephen Kris, Portfolio Manager

How did Dreyfus Florida Intermediate Municipal Bond Fund perform during the period?

The fund produced a -1.27% total return(1) over the six-month period ended June 30, 1999, compared to a total return of -1.32% for the average of the Lipper Florida Intermediate Municipal Debt Funds category.(2)

We attribute the fund's performance to our security selection strategy, which focused on relatively higher-yielding, high-quality municipal bonds issued by Florida, its municipalities and authorities.

What is the fund's investment approach?

Our goal is to seek as high a level of income exempt from federal income tax as is consistent with preservation of capital. To pursue this goal, the fund invests substantially all of its assets in a portfolio of intermediate term municipal bonds issued by the state of Florida, its political subdivisions, authorities and corporations, the interest from which is exempt from the Florida intangibles personal property tax.

To achieve these objectives, we employ two primary strategies. First, we attempt to add value by selecting investment grade, intermediate-term tax-exempt bonds from Florida issuers that we believe are most likely to provide the highest yields. These bonds comprise the portfolio's core position. We augment the core position with bonds that we believe have the potential to provide both competitive income and capital appreciation.

Second, we tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued Florida bonds to increase, we may reduce the portfolio' s average duration to make cash available for the purchase of the new securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the

The    Fund
portfolio' s average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration of about five years.

What other factors influenced the fund's performance?

Because of the need to build new schools and infrastructure to accommodate a rapidly growing population, Florida and its municipalities have issued an ample supply of new bonds over the past year. In contrast, most other states have had little need to borrow in a robust economic environment, and fewer tax-exempt bonds were issued nationally than in the same period one year ago. The supply of Florida bonds has been easily absorbed by investors seeking to minimize their tax liabilities, however, helping to keep Florida' s municipal bond prices relatively stable.

In addition, the fund was affected by rising interest rates over the past six months. Economies in Japan and Southeast Asia appear to have begun to recover, and the growth of the U.S. economy has been stronger than most analysts expected. This economic news raised concerns among some fixed-income investors that inflation pressures might re-emerge. In fact, the Federal Reserve Board increased short-term interest rates on June 30 in an attempt to forestall a reacceleration of inflation. Because the market anticipated this change in monetary policy before it was announced, higher short-term rates had little effect on longer-term tax-exempt yields.

What is the fund's current strategy?

We have continued to look for the most attractive yields in Florida's investment grade municipal bond market. This search led us to general obligation bonds secured by Florida's tax revenues as well as facilities that provide essential services. As of June 30, the portfolio contained a well-diversified mix of securities. Utilities comprised the largest single industry concentration, followed by general obligation bonds. We also owned a number of "special tax" bonds backed by revenues generated by specific taxes on such items as gasoline. On the other hand, we reduced our holdings of bonds issued by health care facilities because of concerns about the current regulatory and legislative environment.

In addition, we have focused on those investment grade bonds providing above-average levels of income, even if they were priced at slight premiums to other bonds. That' s because higher-income bonds are in great demand from individual investors, making them easier to sell in the secondary market should better values become available. Accordingly, we have selectively sold some recent purchases that carried relatively low yields, and we have retained our holdings of older, higher-yielding bonds that have appreciated in price.

Finally, as of June 30, more than 75% of the portfolio was composed of bonds rated double-A or higher. Because the differences in yields between higher-quality bonds and lower-quality bonds have been narrow by historical standards, we saw little benefit in diluting the fund's overall high quality status.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 1999 (Unaudited)

                                                                                    Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.3%                                              Amount ($)                       Value ($)
----------------------------------------------------------------------------------------------------------------------------------
FLORIDA--92.5%

Alachua County Health Facilities Authority,

  Health Facilities Revenue:

  (Santa Fe Health Systems Project)

      6.875%, 11/15/2002 (Prerefunded 11/15/2000)                                    2,385,000  (a)                    2,502,366

   (Shands Teaching Hospital)

      5.20%, 12/1/2007 (Insured; MBIA)                                               1,700,000                         1,753,108

Bay County, Refunding:

  PCR (International Paper Co Project)

      5.10%, 9/1/2012                                                                2,500,000                         2,426,325

   RRR:

      6.10%, 7/1/2002 (Insured; MBIA)                                                2,095,000                         2,207,103

      6.20%, 7/1/2003 (Insured; MBIA)                                                1,250,000                         1,342,462

Boynton Beach, Utility Systems Revenue

   5.375%, 11/1/2008 (Insured; FGIC)                                                 1,000,000                         1,041,640

Brevard County Health Facilities Authority, Revenue:

  (Holmes Regional Medical Center Project)

      5.30%, 10/1/2007 (Insured; MBIA)                                               3,000,000                         3,102,030

   (Wuesthoff Memorial Hospital) 6.90%, 4/1/2002                                     2,500,000                         2,615,125

Brevard County Housing Finance Authority, MFHR

   (Windover Oaks) 6.90%, 2/1/2027                                                   2,000,000                         2,234,880

Broward County:

   6.125%, 1/1/2006                                                                  1,950,000                         2,064,816

   Airport System Revenue:

      5.25%, 10/1/2011 (Insured; AMBAC)                                              1,000,000                         1,002,020

      5.375%, 10/1/2013 (Insured; MBIA)                                              8,100,000                         8,133,210

Broward County School Board, COP

   6.10%, 7/1/2002 (Insured; AMBAC)                                                  2,000,000                         2,107,140

Broward County School District:

   5.80%, 2/15/2002                                                                  2,000,000                         2,078,900

   5.30%, 2/15/2004                                                                  5,000,000                         5,183,050

   6%, 2/15/2004                                                                     3,000,000                         3,172,650

Celebration Community Development District,

  Special Assessment

   5.60%, 5/1/2004 (Insured; MBIA)                                                   3,045,000                         3,151,057

Charlotte County, Utility Revenue

   5.40%, 10/1/2008 (Insured; FGIC)                                                  1,210,000                         1,262,066

Clay County Housing Finance Authority, Revenue

  (Multi-County Program) 4.85%, 10/1/2011

   (Collateralized: FNMA,GNMA)                                                       2,075,000                         2,029,848

Collier County, Capital Improvement Revenue:

   5.75%, 10/1/2006 (Insured; MBIA)                                                  1,985,000                         2,120,119

   5.85%, 10/1/2007 (Insured; MBIA)                                                  2,105,000                         2,246,793




                                                                                    Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                         Amount ($)                        Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Coral Springs, Water and Sewer Revenue

   5.50%, 9/1/2003 (Insured; FGIC)                                                   1,425,000                         1,487,059

Dade County:

  Aviation Revenue:

      6%, 10/1/2003 (Insured; MBIA)                                                  2,000,000                         2,114,380

      6.15%, 10/1/2004 (Insured; MBIA)                                               2,000,000                         2,124,440

      (Miami International Airport):

         5%, 10/1/2005 (Insured; FSA)                                                1,075,000                         1,090,770

         5.75%, 10/1/2005 (Insured; FSA)                                             2,000,000                         2,104,180

         5.375%, 10/1/2010 (Insured; FSA)                                            1,000,000                         1,014,080

   Public Facilities Revenue

      (Jackson Memorial Hospital)

      5.20%, 6/1/2004 (Insured; MBIA)                                                2,035,000                         2,097,617

   (Seaport) 5.90%, 10/1/2002 (Insured; AMBAC)                                       2,470,000                         2,581,397

   Special Obligation Revenue:

      (Solid Waste System)

         6%, 10/1/2006 (Insured; AMBAC)                                              2,565,000                         2,753,861

      Zero Coupon, 10/1/2010 (Insured; AMBAC)                                        6,825,000                         3,830,258

   Water and Sewer Systems Revenue

      6.25%, 10/1/2011 (Insured; FGIC)                                               2,115,000                         2,339,486

Dade County Housing Finance Authority, MFMR

   (Golden Lakes Apartments Project) 6%, 11/1/2032                                   1,000,000                         1,038,930

Daytona Beach, Water and Sewer Revenue

   5.75%, 11/15/2008 (Insured; AMBAC)                                                2,270,000                         2,403,476

Deerfield Beach, Water and Sewer Improvement
   Revenue 6.125%, 10/1/2003 (Insured; FGIC)                                         1,180,000                         1,247,614

Delray Beach, Water and Sewer Revenue

   5.25%, 10/1/2009 (Insured; AMBAC)                                                 2,500,000                         2,572,725

Duval County School District:

   5.90%, 8/1/2002 (Insured; AMBAC)                                                  4,500,000                         4,676,940

   6.25%, 8/1/2005 (Insured; AMBAC)                                                  2,400,000                         2,531,904

First Florida Governmental Financing Commission,
   Revenue:

      6.30%, 7/1/2002 (Insured; MBIA)                                                1,000,000                         1,058,700

      6%, 7/1/2003 (Insured; MBIA)                                                   3,000,000                         3,184,020

Florida, Gas Utility Revenue (Gas Project)

   5%, 12/1/2008 (Insured; FSA)                                                      2,000,000                         2,023,140

Florida Board of Education, Capital Outlay:

   5.50%, 1/1/2006                                                                   1,400,000                         1,468,124

   (Public Education):

      4.90%, 6/1/2008                                                                4,000,000                         4,019,640

      5%, 6/1/2009                                                                   2,500,000                         2,520,325

      5.50%, 6/1/2010                                                                5,725,000                         5,923,314

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                    Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                         Amount ($)                        Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Florida Department of Transportation :

   Revenue (Alligator Alley) 5%, 7/1/2011                                            1,520,000                         1,516,610

   (Right of Way) 5.75%, 7/1/2005                                                    2,375,000                         2,527,736

Florida Division of Bond Finance Department,

  General Services Revenues

  (Department of Environmental-Preservation 2000)

   5.25%, 7/1/2009 (Insured; MBIA)                                                   4,300,000                         4,397,223

Florida Municipal Power Agency, Revenue:

  (All-Requirements Power Supply Project)

      5.90%, 10/1/2002 (Insured; AMBAC)                                              1,000,000                         1,051,890

   (Saint Lucie Project)

      5.40%, 10/1/2005 (Insured; FGIC)                                               3,500,000                         3,636,185

Fort Myers, Improvement Revenue

  (Special Assessment - Geo Area 24)

   7.05%, 7/1/2005 (Prerefunded 7/1/2003)                                              905,000  (a)                      991,482

Greater Orlando Aviation Authority,

  Orlando Airport Facilities Revenue:

   6.10%, 10/1/2002 (Insured; FGIC)                                                  2,000,000                         2,115,320

   6.25%, 10/1/2006 (Insured; FGIC)                                                  4,600,000                         4,907,280

Halifax Hospital Medical Center, HR

   5%, 10/1/2010 (Insured; MBIA)                                                     1,750,000                         1,746,133

Hernando County School District:

   6.10%, 8/1/2003 (Insured; MBIA)                                                   2,000,000                         2,131,720

   5.50%, 9/1/2004 (Insured; MBIA)                                                   1,580,000                         1,659,111

Hialeah Gardens, IDR (Waterford Convalescent)

   7.875%, 12/1/2007                                                                   965,000                         1,031,710

Hillsborough County, Utility Revenue,

   Zero Coupon, 8/1/2006 (Insured; MBIA)                                             5,000,000                         3,572,700

Hillsborough County Hospital Authority, HR

  (Tampa General Hospital Project)

   6.125%, 10/1/2002 (Insured; FSA)                                                  3,350,000                         3,536,595

Hillsborough County Port District, Special Revenue

  (Tampa Port Authority)

   5.75%, 6/1/2013 (Insured; FSA)                                                      500,000                           514,535

Indian Trace Community Development District

  (Water Management-Special Benefit)

   5.375%, 5/1/2005 (Insured; MBIA)                                                  2,265,000                         2,361,466

Jacksonville, Revenue:

  District Water and Sewer

    5%, 10/1/2020 (Insured; MBIA,

      Prerefunded 10/1/2008)                                                         3,000,000  (a)                    3,056,550




FLORIDA (CONTINUED)

Jacksonville, Revenue (continued):

  Excise Taxes:

      4.875%, 10/1/2007 (Insured; FGIC)                                              2,500,000                         2,526,900

      6.50%, 10/1/2008 (Insured; AMBAC)                                              1,000,000                         1,082,180

   Sales Tax (River City Renaissance Project)

      5.125%, 10/1/2018 (Insured; FGIC)                                              2,500,000                         2,445,925

Jacksonville Beach, Utilities Revenue

   5.125%, 10/1/2004 (Insured; MBIA)                                                 1,500,000                         1,547,205

Jacksonville Electric Authority, Electric

   Systems Revenue 5.40%, 10/1/2004                                                  2,250,000                         2,331,203

Lake County, Resource Recovery Industrial

  Development Revenue

   (NRG/Recovery Group) 5.85%, 10/1/2009                                             6,000,000                         6,071,340

Lake Worth 5.80%, 10/1/2005 (Insured; AMBAC)                                         1,000,000                         1,069,250

Lakeland, Electric and Water Revenue
   5.90%, 10/1/2007                                                                  2,385,000                         2,570,434

Martin County, Utility System Revenue :

   5.50%, 10/1/2011 (Insured; FGIC)                                                  1,000,000                         1,042,050

   5.50%, 10/1/2012 (Insured; FGIC)                                                  1,065,000                         1,108,196

Miami 5.80%, 12/1/2005 (Insured; FGIC)                                               1,340,000                         1,431,133

Miami Beach, Water and Sewer Revenue

   5.10%, 9/1/2005 (Insured; FSA)                                                    1,500,000                         1,547,520

Miami Beach Health Facilities Authority, HR

  (Mount Sinai Medical Center Project)

   5.70%, 11/15/2003 (Insured; FSA)                                                  1,500,000                         1,580,355

Miami-Dade County, School Board COP

   5.25%, 8/1/2008 (Insured; AMBAC)                                                  2,500,000                         2,564,350

Nassau County, PCR (ITT Rayonier, Inc. Project)

   5.90%, 7/1/2005                                                                   1,075,000                         1,129,814

Ocean Highway and Port Authority, Revenue

   6.25%, 12/1/2002 (LOC; ABN Amro Bank)                                             3,500,000                         3,671,605

Orange County Health Facilities Authority, HR

  (Orlando Regional Healthcare):

      5.50%, 11/1/2003 (Insured; MBIA)                                               2,000,000                         2,082,260

      6.25%, 10/1/2011 (Insured; MBIA)                                               2,500,000                         2,746,150

Orlando, Capital Improvement Special Revenue

   5.50%, 10/1/2003 (Prerefunded 10/1/2001)                                          2,000,000  (a)                    2,098,480

Orlando Utilities Commission, Water and Electric Revenue:

   5.60%, 10/1/2003                                                                 10,000,000                        10,497,600

   5.75%, 10/1/2005                                                                  2,000,000                         2,133,100

   5.80%, 10/1/2006                                                                  5,930,000                         6,358,502

   5.80%, 10/1/2007                                                                  1,175,000                         1,260,399

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                    Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                         Amount ($)                        Value ($)
----------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Osceola County, Revenue:

  Gas Tax Improvement:

      5.50%, 4/1/2003 (Insured; FGIC)                                                1,365,000                         1,420,869

      5.65%, 4/1/2004 (Insured; FGIC)                                                1,445,000                         1,518,117

   Transportation (Osceola Parkway Project)

      5.90%, 4/1/2007 (Insured; MBIA)                                                1,300,000                         1,375,439

Osceola County Industrial Development Authority,

   Revenue (Community Provider Pooled
   Loan Program) 8%, 7/1/2004                                                        3,460,000                         3,679,399

Palm Beach County, Revenue:

  Criminal Justice Facilities, Refunding

   5.375%, 6/1/2010 (Insured; FGIC)                                                  1,825,000                         1,885,846

   Water and Sewer 5%, 10/1/2010 (Insured; MBIA)                                     7,320,000                         7,339,325

Palm Beach County Housing Finance Authority,

  MFHR (Windsor Park Apartments Project)

   5.85%, 12/1/2033                                                                  1,500,000                         1,542,585

Palm Beach County School District

   6%, 8/1/2006 (Insured; AMBAC)                                                     1,000,000                         1,054,700

Palm Beach County Solid Waste Authority, Revenue

   5.50%, 10/1/2006 (Insured; AMBAC)                                                 3,000,000                         3,144,900

Pasco County, Water and Sewer Revenue:

      5.50%, 10/1/2002 (Insured; FGIC)                                               2,500,000                         2,600,375

      5.40%, 10/1/2003 (Insured; FGIC)                                               1,500,000                         1,563,585

Polk County, Capital Improvement Revenue

   6%, 12/1/2002 (Insured; MBIA)                                                     1,900,000                         2,009,364

Punta Gorda, Utilities Revenue

   5.50%, 1/1/2002 (Insured; AMBAC)                                                  1,315,000                         1,356,317

Saint John's County, Water and Sewer Revenue

   5%, 6/1/2008 (Insured; MBIA)                                                      1,020,000                         1,033,515

Saint John's County Industrial Development Authority,

   HR (Flager Hospital Project)
   5.80%, 8/1/2003                                                                   1,000,000                         1,031,420

Saint Lucie County School District
   5.90%, 7/1/2002 (Insured; AMBAC)                                                  1,780,000                         1,865,814

Saint Petersburg, Public Improvement Revenue

   6%, 2/1/2002 (Insured; MBIA)                                                      1,500,000                         1,566,390

Sarasota County:

   6.25%, 10/1/2004 (Insured; FGIC)                                                  1,505,000                         1,598,626

   Utilities Systems Revenue

   5.60%, 10/1/2004 (Insured; FGIC)                                                  2,345,000                         2,465,932

Seminole County School District

   6%, 8/1/2003 (Insured; MBIA)                                                      2,500,000                         2,656,150




                                                                                   Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                        Amount ($)                         Value ($)
----------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Sunrise, Revenue:

  Public Facilities:

      6.20%, 10/1/2004 (Insured; MBIA)                                               2,000,000                         2,143,180

      6.50%, 10/1/2007 (Insured; MBIA)                                               1,000,000                         1,087,120

   Utility System 5.20%, 10/1/2005 (Insured; AMBAC)                                  1,395,000                         1,447,229

Tallahassee, Health Facilities Revenue

  (Tallahassee Memorial Regional Medical Center)

      5.50%, 12/1/2002 (Insured; MBIA)                                               1,000,000                         1,039,190

Tampa, Revenue:

  (Aquarium, Inc Project) 7.25%, 5/1/2005

      (Prerefunded 5/1/2002)                                                         1,200,000  (a)                    1,311,204

   (Alleghany Health Systems - Saint Mary's)

      5.75%, 12/1/2007 (Insured; MBIA)                                               2,750,000                         2,937,165

   Water and Sewer 6.30%, 10/1/2006                                                  1,590,000                         1,692,301

   Tampa Bay, Water Utility Systems Revenue

      5.125%, 10/1/2015 (Insured; FGIC)                                              3,205,000                         3,173,367

Tarpon Springs Health Facilities Authoriy, HR

  (Helen Ellis Memorial Hospital Project)

      7.50%, 5/1/2011                                                                2,210,000                         2,293,295

Volusia County, Sales Tax Improvement Revenue

   6.40%, 10/1/2007 (Insured; MBIA)                                                  2,000,000                         2,130,800

Volusia County Educational Facility Authority, Revenue

  (Embry-Riddle Aeronautical University):

    5.875%, 10/15/2002 (Insured; College

      Construction Loan Insurance Association)                                       1,145,000                         1,201,334

      6.10%, 10/15/2003 (Insured; College

      Construction Loan Insurance Association)                                       1,000,000                         1,065,390

Volusia County Special Assessment

  (Bethune Beach Wastewater Project)

   6.875%, 7/1/2005                                                                    795,000                           841,142

NEVADA--1.3%

Clark County, Industrial Development Revenue

   (Nevada Power Company Project)
   5.90%, 10/1/2030                                                                  4,000,000                         4,014,760

U.S. RELATED--4.5%

Puerto Rico Commonwealth

   5.20%, 7/1/2003 (Insured; FSA)                                                    5,000,000                         5,172,200

Puerto Rico Commonwealth Highway and

  Transportation Authority, Revenue:

      Highway 5.50%, 7/1/2013 (Insured; MBIA)                                        2,500,000                         2,613,250

      Transportation 5.25%, 7/1/2012 (Insured; MBIA)                                 2,440,000                         2,481,846

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                    Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                         Amount ($)                        Value ($)
----------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Virgin Islands Public Finance Authority, Revenue

   6%, 10/1/2004                                                                     3,000,000                         3,113,130

Virgin Islands Water and Power Authority,

  Water Systems Revenue

   7.20%, 1/1/2002                                                                     300,000                           313,533

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $288,155,493)                                                                                               296,413,389
-----------------------------------------------------------------------------------------------------------------------------------


SHORT-TERM MUNICIPAL INVESTMENTS--.3%
-----------------------------------------------------------------------------------------------------------------------------------

FLORIDA;

Saint Lucie County, PCR, VRDN

  (Florida Power & Light Co. Project) 3.70%(b)

   (cost $1,000,000)                                                                 1,000,000                         1,000,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $289,155,493)                                                    98.6%                       297,413,389

CASH AND RECEIVABLES (NET)                                                                1.4%                         4,167,049

NET ASSETS                                                                              100.0%                       301,580,438




Summary of Abbreviations

AMBAC          American Municipal Bond Assurance                       LOC           Letter of Credit
                  Corporation                                          MBIA          Municipal Bond Investors Assurance
COP            Certificate of Participation                                             Insurance Corporation
FGIC           Financial Guaranty Insurance Company                    MFHR          Multi-Family Housing Revenue
FNMA           Federal National Mortgage Association                   PCR           Pollution Control Revenue
FSA            Financial Security Assurance                            RRR           Resources Recovery Revenue
GNMA           Government National Mortgage                            VRDN          Variable Rate Demand Notes
                  Association
HR             Hospital Revenue
IDR            Industrial Development Revenue
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

Summary of Combined Ratings (Unaudited)

Fitch                  or         Moody's                or            Standard & Poor's                     Value (%)
----------------------------------------------------------------------------------------------------------------------------------

AAA                               Aaa                                  AAA                                        68.3

AA                                Aa                                   AA                                         20.1

A                                 A                                    A                                           2.9

BBB                               Baa                                  BBB                                         4.1

BB                                Ba                                   BB                                           .8

F1+ & F1                          MIG1, VMIG1 & P1                     SP1 & A1                                     .3

Not Rated(c)                      Not Rated(c)                         Not Rated(c)                                3.5

                                                                                                                 100.0

(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES
WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE
MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B )SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC
CHANGE.

(C ) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

(D )AT JUNE 30, 1999, 28.8% OF THE FUND'S NET ASSETS ARE INSURED BY MBIA.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           289,155,493   297,413,389

Interest receivable                                                   4,420,914

Prepaid expenses                                                         17,880

                                                                    301,852,183
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           171,866

Cash overdraft due to Custodian                                          33,843

Payable for shares of Beneficial Interest redeemed                       10,000

Accrued expenses                                                         56,036

                                                                        271,745
-------------------------------------------------------------------------------

Net Assets ($)                                                      301,580,438
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     293,676,788

Accumulated net realized gain (loss) on investments                    (354,246)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             8,257,896
--------------------------------------------------------------------------------

Net Assets ($)                                                      301,580,438
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
   Beneficial Interest authorized)                                   22,977,070

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.13

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)


-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,127,542

EXPENSES:

Management fee--Note 3(a)                                              941,793

Shareholder servicing costs--Note 3(b)                                 238,322

Professional fees                                                       29,508

Custodian fees                                                          19,028

Trustees' fees and expenses--Note 3(c)                                  18,364

Prospectus and shareholders' reports                                     9,953

Registration fees                                                        3,747

Loan commitment fees--Note 2                                               763

Miscellaneous                                                           13,270

TOTAL EXPENSES                                                       1,274,748

INVESTMENT INCOME--NET                                               6,852,794
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (375,611)

Net unrealized appreciation (depreciation) on investments          (10,399,299)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (10,774,910)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (3,922,116)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                             Six Months Ended

                                                June 30, 1999         Year Ended

                                                  (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                              6,852,794     14,550,869

Net realized gain (loss) on investments              (375,611)     2,698,862

Net unrealized appreciation (depreciation)
   on investments                                 (10,399,299)    (1,349,171)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                       (3,922,116)    15,900,560
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                             (6,852,794)   (14,499,533)

Net realized gain on investments                           --     (2,678,501)

TOTAL DIVIDENDS                                    (6,852,794)   (17,178,034)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                      15,899,666     40,889,385

Dividends reinvested                                4,493,304     11,540,231

Cost of shares redeemed                           (37,126,837)   (74,027,049)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS               (16,733,867)   (21,597,433)

TOTAL INCREASE (DECREASE) IN NET ASSETS           (27,508,777)   (22,874,907)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                               329,089,215    351,964,122

END OF PERIOD                                     301,580,438    329,089,215
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                         1,179,749      2,999,101

Shares issued for dividends reinvested                334,169        846,706

Shares redeemed                                    (2,753,858)    (5,430,622)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (1,239,940)    (1,584,815)

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                             June 30, 1999                             Year Ended December 31,
                                                                    --------------------------------------------------------------

                                                (Unaudited)         1998          1997          1996           1995          1994
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,

   beginning of period                               13.59         13.64         13.45          13.62         12.52         13.85

Investment Operations:

Investment income--net                                 .29           .60           .60            .61           .62           .66

Net realized and unrealized
   gain (loss) on investments                         (.46)          .06           .23           (.17)          1.10        (1.33)

Total from Investment Operations                      (.17)          .66           .83            .44           1.72         (.67)

Distributions:

Dividends from investment

   income--net                                        (.29)         (.60)          (.60)          (.61)          (.62)        (.65)

Dividends from net realized gain
   on investments                                       --         (.11)          (.04)            --             --           --

Dividends in excess of net
   realized gain on investments                         --           --             --             --             --         (.01)

Total Distributions                                  (.29)         (.71)          (.64)          (.61)          (.62)        (.66)

Net asset value, end of period                      13.13         13.59          13.64          13.45          13.62        12.52
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    (2.56)(a)      4.98           6.35           3.35          13.98        (4.92)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average

   net assets                                        .81(a)        .81            .80            .80             .69         .48

Ratio of net investment income

   to average net assets                            4.37(a)        4.41           4.43          4.53            4.70         5.01

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                          --           --             --            --             .08          .32

Portfolio Turnover Rate                             7.36(b)       32.49          19.68         19.14           25.00        18.76
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period
   ($ x 1,000)                                   301,580        329,089        351,964       387,899         428,896      409,361

(A)  ANNUALIZED.

(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Florida Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $4,067 during the period ended June 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1999, the fund did not borrow under the Facility.

                                                             The Fund

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the fund' s Shareholder Service Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 1999, the fund was charged an aggregate of $149,515 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 1999, the fund was charged $71,503 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended June 30, 1999, redemption fees retained by the fund amounted to $138.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1999, amounted to
$22,786,578    and    $33,823,935,    respectively.

At June 30, 1999, accumulated net unrealized appreciation on investments was $8,257,896 consisting of $9,831,532 gross unrealized appreciation and $1,573,636 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Florida Intermediate

                        Municipal Bond Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

The Bank of New York

90 Washington Street

New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  740SA996